 *  Earnings ReleaseQ1 2018 ResultsOctober 20, 2017

 *  *  Business ResultsQ1 FY 2018

 *  First Quarter 2018  Organic Sales Growth  Organic Volume Growth  Core EPS Growth  Free Cash Flow Productivity  Q1 ‘18  +1%  +1%  +6%  87%

 *  Jul – Sep 17 (Q1 FY 18) ResultsOrganic Sales Growth  Sales growth was volume driven, with organic volume growing +1%.

 *  Jul – Sep 17 (Q1 FY 18) ResultsCore EPS Growth  Q1 Core operating margin declined 40bps versus prior year. Productivity improvements contributed 190 basis points of margin benefit offset by commodity headwinds, unfavorable mix, and reinvestments.

 *  Jul – Sep 17 (Q1 FY 18) ResultsCurrency-Neutral Core EPS Growth

 *  *  Business Segment Results and HighlightsQ1 FY 2018

Jul – Sep 17 (Q1 FY 18) Results
Beauty Segment


Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings
5%
0%
7%
9%

- +1% Pricing, +4% Mix
- Organic Sales: ↑ Low single digits in Developed markets, ↑ High single digits in Developing markets
- Global value share declined 0.2 points versus year ago
- Net Earnings: Productivity improvements, pricing and favorable product mix were partially offset by commodity headwinds.

8

Jul – Sep 17 (Q1 FY 18) Results
Beauty Highlights

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Hair Care	+	~=	+
Skin & Personal Care	+	+	+

- Hair Care organic sales grew low single digits versus year ago. Developed markets were down low single digits due to continued competitive activity in the U.S. market. Developing markets were up mid-single digits driven by premium innovation and pricing led by growth across markets.

- Skin & Personal Care organic sales grew double digits versus year ago. Developing markets were up double digits led by strong growth in China across Olay and SK-II. Developed markets were up mid-single digits led by premium tier growth across markets including SK-II growth in Japan.

• + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%.

9

Jul – Sep 17 (Q1 FY 18) Results
Grooming Segment


Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings
-6%
-1%
-21%
-20%

- -3% Pricing, -2% Mix
- Organic Sales: ↓ High single digits in Developed markets, ↓ Low single digits in Developing markets
- Global value share declined 0.8 points versus year ago.
- Net Earnings: Productivity savings on cost of goods sold were more than offset by unfavorable mix and the pricing investment on the U.S. Shave Care business.

10

Jul – Sep 17 (Q1 FY 18) Results

Grooming Highlights

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Grooming	-	-	-

- Grooming organic sales declined mid-single digits versus year ago due to softness in Shave Care partially offset by double digit growth in Appliances led by innovation. Developing market declined low single digits due to mix impacts and increased competitive activity. Developed markets decreased high single digits led by the pricing intervention in the U.S. Shave Care business.

11

• + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%.

Jul – Sep 17 (Q1 FY 18) Results
Health Care Segment



Organic Sales
1%
Organic Volume
1%
Net Earnings
-5%
Constant Currency
Net Earnings
-6%

- +1% Pricing, Flat Mix
- Organic Sales: ↓ Low single digits in Developed markets, ↑ Mid-single digits in Developing markets
- Global value share declined 0.3 points versus year ago
- Net Earnings: Volume growth and productivity improvements were more than offset by a base period gain from a minor brand divestiture and marketing investments.

12

Jul – Sep 17 (Q1 FY 18) Results
Health Care Highlights

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Oral Care	+	~=	+
Personal Health Care	~=	-	+

- Oral Care organic sales grew low single digits versus year ago led by strong growth on Power toothbrush behind innovation and increased marketing support. Developed markets increased low single digits led by premium innovation and Developing markets increased mid-single digits led by growth in China.
- Personal Health Care organic sales were down low single digits versus year ago due to relatively lower levels of product innovation versus year ago.

13

- + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%.

Jul – Sep 17 (Q1 FY 18) Results
Fabric & Home Care Segment


2%
2%
6%
12%
Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings

- Flat Pricing, Flat Mix
- Organic Sales: ↑ Low single digits in Developed markets, ↑ Mid-single digits in Developing markets
- Global value share was in-line with year ago
- Net Earnings: Productivity improvements, volume growth and a gain from a small divestiture were partially offset by currency headwinds, product mix and marketing investments.

14

Jul – Sep 17 (Q1 FY 18) Results
Fabric & Home Care Highlights

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Fabric Care	+	+	+
Home Care	~=	-	+

- Fabric Care organic sales grew low single digits versus year ago. Developed markets increased low single digits behind innovation driven volume growth across Laundry and Fabric Enhancers. Developing markets increased low single digits driven by innovation and pricing partially offset by the drag of portfolio clean-up choices.

- Home Care organic sales were flat versus year ago led by premium innovation growth in the Air Care and Auto-Dish segments offset by softness on Hand Dish.

15

- + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%.

Jul – Sep 17 (Q1 FY 18) Results

Baby, Feminine & Family Care Segment



Organic Sales
Organic Volume
0%
Net Earnings
Constant Currency Net Earnings
-1%
-10%
-9%

- -1% Pricing, Flat Mix
- Organic Sales: Flat in Developed markets, ↓ Low single digits in Developing markets
- Global value share declined 0.4 points versus year ago
- Net Earnings: Productivity savings were more than offset by commodity headwinds, unfavorable mix and value investments.

16

Jul – Sep 17 (Q1 FY 18) Results
Baby, Feminine and Family Care Highlights

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Baby Care	-	-	-
Feminine Care	+	~=	+
Family Care	+	+	N.A.

- Baby Care organic sales declined mid-single digits versus year ago. Developed markets were down mid-single digits with consumer value investments on Taped Diapers and competitive activity in Europe partially offset by strong growth on Pants across markets. Developing markets were down mid-single digits driven by a decline in China Baby related to wholesaler inventory run-down ahead of new innovation shipments.

- Feminine Care organic sales were flat versus year ago in developed markets and grew high single digits in developing markets behind growth on premium innovation and Always Discreet.

- Family Care organic sales grew mid-single digits versus year ago with strong volume behind innovation, increased distribution and increased marketing activities partially offset by unfavorable mix.

17

- + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%.

 *  *  FY 2018 Guidance

 *    FY ‘18  Organic Sales Growth  +2% to +3%  Currency, acquisitions & divestitures and India Goods & Services Tax Implementation  0% to 0.5%  All-in Sales Growth   Around 3%  Organic sales up 2% to 3%Expect all-in sales of around 3%  FY 2018 GuidanceSales

FY 2018 Guidance
Core EPS

- Core EPS growth of 5% to 7%
- Core operating profit growth to be primary driver of Core EPS
- Expect net impact of interest expense, interest income, and other non-operating income to be a net headwind on core EPS growth
- Core effective tax rate roughly in-line with the prior year
- ~2% EPS benefit due to discrete share repurchases and carryover benefit from the beauty transaction share exchange

	FY '18
Core EPS Growth	5% to 7%
All-in EPS Growth	-26% to -28%

20

*  Adjusted Free Cash Flow Productivity: 90%+Capital Spending, % Sales: 5% to 5.5%Dividends: ~$7.5BDirect Share Repurchase: $4 to $7B  FY 2018 GuidanceCash Generation & Usage

 *  Significant strengthening of the U.S. DollarFurther commodity cost increasesFurther political and economic volatilitySignificant deceleration of market growth rates  FY 2018 GuidancePotential Headwinds Not Included in Guidance

 *

 *  Forward Looking Statements  Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to affect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to factors outside of our control, such as natural disasters and acts of war or terrorism; (5) the ability to successfully manage cost fluctuations and pressures, including prices of commodities and raw materials, and costs of labor, transportation, energy, pension and healthcare;  (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits and technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third party relationships, such as our suppliers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third party information technology systems, networks and services, and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage uncertainties related to changing political conditions (including the United Kingdom’s decision to leave the European Union) and potential implications such as exchange rate fluctuations and market contraction; (13) the ability to successfully manage regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, intellectual property, antitrust, privacy, tax, environmental, and accounting and financial reporting) and to resolve pending matters within current estimates; (14) the ability to manage changes in applicable tax laws and regulations including maintaining our intended tax treatment of divestiture transactions; (15) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company’s overall business strategy and financial objectives, without impacting the delivery of base business objectives; and (16) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes, while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited.  For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company Regulation G Reconciliation of Non-GAAP Measures

In accordance with the SEC's Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's October 20, 2017 earnings call, associated slides, and other materials and the reconciliation to the most closely related GAAP measure. We believe that these measures provide useful perspective on underlying business trends (i.e. trends excluding non-recurring or unusual items) and results and provide a supplemental measure of year-on-year results. The non-GAAP measures described below are used by Management in making operating decisions, allocating financial resources and for business strategy purposes. These measures may be useful to investors as they provide supplemental information about business performance and provide investors a view of our business results through the eyes of Management.  These measures are also used to evaluate senior management and are a factor in determining their at-risk compensation. These non-GAAP measures are not intended to be considered by the user in place of the related GAAP measure, but rather as supplemental information to our business results.  These non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items or events being adjusted.

The measures provided are as follows:
1.	Organic sales growth — page 3
2.	Core EPS and currency-neutral Core EPS — pages 4
3.	Core operating profit margin and constant currency Core operating profit margin — page 5
4.	Core gross margin and constant currency Core gross margin — page 5
5.	Core SG&A margin – page 5
6.	Core effective tax rate — page 5
7.	Free cash flow — page 6
8.	Free cash flow productivity – page 6

The Core earnings measures included in the following reconciliation tables refer to the equivalent GAAP measures adjusted as applicable for the following items:
•
Incremental restructuring:  The Company has had and continues to have an ongoing level of restructuring activities.  Such activities have resulted in ongoing annual restructuring related charges of approximately $250 - $500 million before tax.  Beginning in 2012 Procter & Gamble began a $10 billion strategic productivity and cost savings initiative that includes incremental restructuring activities.  In 2016, the company announced elements of an additional multi-year productivity and cost savings plan.  These plans result in incremental restructuring charges to accelerate productivity efforts and cost savings.  The adjustment to Core earnings includes only the restructuring costs above what we believe are the normal recurring level of restructuring costs.

•
Early debt extinguishment charges: During the three months ended December 31, 2016, the Company recorded a charge of $345 million after tax due to the early extinguishment of certain long-term debt.  This charge represents the difference between the reacquisition price and the par value of the debt extinguished.  Management does not view this charge as indicative of the Company's operating performance or underlying business results.

We do not view the above items to be part of our sustainable results, and their exclusion from core earnings measures provides a more comparable measure of year-on-year results. Management views the following non-GAAP measures as useful supplemental measures of Company performance and operating efficiency over time.

Organic sales growth:  Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures, the impact from India Goods and Services Tax changes (which were effective on July 1, 2017) and foreign exchange from year-over-year comparisons. Management believes this measure provides investors with a supplemental understanding of underlying sales trends by providing sales growth on a consistent basis, and this measure is used in assessing achievement of management goals for at-risk compensation.

Core EPS and currency-neutral Core EPS:  Core earnings per share, or Core EPS, is a measure of the Company's diluted net earnings per share from continuing operations adjusted as indicated.  Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange.

Core operating profit margin and currency-neutral Core operating profit margin: Core operating profit margin is a measure of the Company's operating margin adjusted for items as indicated. Currency-neutral Core operating profit margin is a measure of the Company's Core operating profit margin excluding the incremental current year impact of foreign exchange.

Core gross margin and currency-neutral Core gross margin: Core gross margin is a measure of the Company's gross margin adjusted for items as indicated. Currency-neutral Core gross margin is a measure of the Company's Core gross margin excluding the incremental current year impact of foreign exchange.

Core effective tax rate: Core effective tax rate is a measure of the Company's effective tax rate adjusted for items as indicated.

Free cash flow:  Free cash flow is defined as operating cash flow less capital spending. Free cash flow represents the cash that the Company is able to generate after taking into account planned maintenance and asset expansion.  Management views free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends and discretionary investment.

Free cash flow productivity:  Free cash flow productivity is defined as the ratio of free cash flow to net earnings.  Management views free cash flow productivity as a useful measure to help investors understand P&G's ability to generate cash.  Free cash flow productivity is used by management in making operating decisions, allocating financial resources and for budget planning purposes.  The Company's long-term target is to generate annual free cash flow productivity at or above 90 percent.

1. Organic sales growth:
Three Months Ended September 30, 2017	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
Beauty	5%	-%	-%	5%
Grooming	(5)%	(1)%	-%	(6)%
Health Care	2%	(1)%	-%	1%
Fabric Care & Home Care	2%	-%	-%	2%
Baby, Feminine & Family Care	(1)%	-%	-%	(1)%
Total P&G	1%	-%	-%	1%
* Acquisition/Divestiture Impact includes both the volume and mix impact of acquisitions and divestitures and also the impact of India Goods and Services Tax changes and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Prior Periods

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
JAS 2016	-%	3%	-%	3%
OND 2016	-%	2%	-%	2%
JFM 2017	(1)%	2%	-%	1%
AMJ 2017	-%	2%	-%	2%
* Acquisition/Divestiture Impact includes both the volume and mix impact of acquisitions and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Guidance
Total Company	Net Sales Growth	Combined Foreign Exchange & Acquisition/Divestiture Impact*	Organic Sales Growth
FY 2018 (Estimate)	About 3%	(0.5)% to 0%	+2% to +3%
* Acquisition/Divestiture Impact includes both the volume and mix impact of acquisitions and divestitures and also the impact of India Goods and Services Tax changes and rounding impacts necessary to reconcile net sales to organic

2. Core EPS and currency-neutral Core EPS:
	Three Months Ended September 30
	2017	2016
Diluted Net Earnings Per Share from Continuing Operations	$1.06	$1.00
Incremental Restructuring	0.03	0.03
Core EPS	$1.09	$1.03
Percentage change vs. prior period	6%
Currency Impact to Earnings	-
Currency-Neutral Core EPS	$1.09
Percentage change vs. prior period Core EPS	6%

Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

Core EPS
Guidance
Total Company	Diluted EPS Growth	Impact of Incremental Non-Core Items*	Core EPS Growth
FY 2018 (Estimate)	(26%) to (28%)	Approximately 33%	+5% to +7%
* Includes change in discontinued operations (includes fiscal year 2017 gain on sale of Beauty Brands)

Core EPS
Prior Quarters

	JAS 16	JAS 15	OND 16	OND 15	JFM 17	JFM 16	AMJ 17	AMJ 16
Diluted Net Earnings Per Share from Continuing Operations, attributable to P&G	$ 1.00	$ 0.96	$ 0.93	$ 1.01	$ 0.93	$ 0.81	$ 0.82	$ 0.71
Incremental Restructuring	0.03	0.02	0.03	0.03	0.03	0.04	0.02	0.08
Early Debt Extinguishment Charges	-	-	0.13	-	-	-	-	-
Rounding	-	-	(0.01)	-	-	0.01	.01	-
Core EPS	$ 1.03	$ 0.98	$ 1.08	$ 1.04	$ 0.96	$ 0.86	$ 0.85	$ 0.79
Percentage change vs. prior period	5%		4%		12%		8%
Currency Impact to Earnings	0.07		0.05		0.03		-
Currency-Neutral Core EPS	$ 1.10		$ 1.13		$ 0.99		$ 0.85
Percentage change vs. prior period Core EPS	12%		9%		15%		8%

3. Core operating profit margin:
	Three Months Ended September 30
	2017	2016
Operating Profit Margin	22.4%	22.8
Incremental Restructuring	0.6%	0.5%
Rounding	-%	0.1%
Core Operating Profit Margin	23.0%	23.4%
Basis point change vs. prior year Core margin	(40)
Currency Impact to Margin	-%
Constant Currency Core Operating Profit Margin	23.0%
Basis point change vs. prior year Core margin	(40)

4. Core gross margin:
	Three Months Ended September 30
	2017	2016
Gross Margin	50.6%	51.0%
Incremental Restructuring	0.6%	0.7%
Rounding	-%	(0.1)%
Core Gross Margin	51.2%	51.6%
Basis point change vs. prior year Core margin	(40)
Currency Impact to Margin	0.3%
Constant Currency Core Gross Margin	51.5%
Basis point change vs. prior year Core margin	(10)

5. Core SG&A margin:
	Three Months Ended September 30
	2017	2016
SG&A Margin	28.2%	28.1%
Incremental Restructuring	-%	0.1%
Rounding	-%	0.1%
Core SG&A Margin	28.2%	28.3%
Basis points change vs. prior period	(10)

6. Core effective tax rate:
	Three Months Ended September 30
	2017	2016
Effective Tax Rate	23.5%	23.1%
Incremental Restructuring	(0.1)%	(0.1)%
Core Effective Tax Rate	23.4%	23.0%
Basis points change vs. prior period	40

7. Free cash flow:

Three Months Ended September 30, 2017
Operating Cash Flow	Capital Spending	Free Cash Flow
$3,631	$(1,132)	$2,499

8. Free cash flow productivity:

Three Months Ended September 30, 2017
Free Cash Flow	Net Earnings	Free Cash Flow Productivity
$2,499	$2,870	87%